POWER OF ATTORNEY

         I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a "Trust" and collectively, the "Trusts"), hereby constitute and appoint Dorothy E. Bourassa, John F. Cogan, Jr., Daniel K. Kingsbury and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

         IN WITNESS WHEREOF, I have hereunder set my hand as of this 30th day of May, 2008.



                                                    /s/ Benjamin M. Friedman
                                                        Benjamin M. Friedman

                                POWER OF ATTORNEY
                                     ANNEX A

Pioneer Bond Fund *                                                Pioneer Series Trust IV: *, +, ++
Pioneer Diversified High Income Trust +                               Pioneer Classic Balanced Fund
Pioneer Emerging Markets Fund                                      Pioneer Government Income Fund
Pioneer Equity Income Fund                                         Pioneer Institutional Money Market Fund
Pioneer Equity Opportunity Fund                                       Pioneer Treasury Reserves Fund
Pioneer Floating Rate Trust +                                      Pioneer Series Trust V:
Pioneer Fund *                                                        Pioneer Global Select Equity Fund
Pioneer Fundamental Growth Fund                                       Pioneer High Income Municipal Fund
Pioneer Growth Shares                                                 Pioneer Oak Ridge All Cap Growth Fund
Pioneer High Income Trust +                                           Pioneer Select Research Growth Fund
Pioneer High Yield Fund                                               Pioneer Select Research Value Fund
Pioneer Ibbotson Allocation Series: *                              Pioneer Series Trust VI:
   Pioneer Ibbotson Aggressive Allocation Fund                        Pioneer Floating Rate Fund
   Pioneer Ibbotson Conservative Allocation Fund                   Pioneer Series Trust VII:
   Pioneer Ibbotson Growth Allocation Fund                            Pioneer Global High Yield Fund
   Pioneer Ibbotson Moderate Allocation Fund                          Pioneer Global Aggregate Bond Fund
Pioneer Independence Fund                                             Pioneer Global Diversified Equity Fund
Pioneer Interest Shares                                            Pioneer Series Trust VIII:
Pioneer International Equity Fund                                     Pioneer International Value Fund
Pioneer Mid Cap Growth Fund                                        Pioneer Series Trust IX:
Pioneer Mid Cap Value Fund *                                          Pioneer Europe Select Equity Fund
Pioneer Money Market Trust: *                                      Pioneer Short Term Income Fund *
   Pioneer Cash Reserves Fund                                      Pioneer Small Cap Value Fund
Pioneer Municipal and Equity Income Trust +                        Pioneer Strategic Income Fund
Pioneer Municipal High Income Trust +                              Pioneer Tax Free Income Fund *
Pioneer Municipal High Income Advantage Trust +                    Pioneer Value Fund *
Pioneer Protected Principal Trust:                                 Pioneer Variable Contracts Trust: *
   Pioneer Protected Principal Plus Fund                              Pioneer Bond VCT Portfolio
   Pioneer Protected Principal Plus Fund II                           Pioneer Cullen Value VCT Portfolio
Pioneer Real Estate Shares                                            Pioneer Emerging Markets VCT Portfolio
Pioneer Research Fund                                                 Pioneer Equity Income VCT Portfolio
Pioneer Select Growth Fund                                            Pioneer Fund VCT Portfolio
Pioneer Select Value Fund                                             Pioneer Global High Yield VCT Portfolio
Pioneer Series Trust I: *                                             Pioneer Growth Opportunities VCT Portfolio
   Pioneer Oak Ridge Large Cap Growth Fund                            Pioneer Growth Shares VCT Portfolio
   Pioneer Oak Ridge Small Cap Growth Fund                            Pioneer High Yield VCT Portfolio
Pioneer Series Trust II: *                                            Pioneer Ibbotson Aggressive Allocation VCT Portfolio
    Pioneer AmPac Growth Fund                                         Pioneer Ibbotson Growth Allocation VCT Portfolio
    Pioneer AMT-Free CA Municipal Fund                                Pioneer Ibbotson Moderate Allocation VCT Portfolio
    Pioneer AMT-Free Municipal Fund                                   Pioneer International Value VCT Portfolio
    Pioneer Growth Leaders Fund                                       Pioneer Mid Cap Value VCT Portfolio
    Pioneer Growth Opportunities Fund                                 Pioneer Money Market VCT Portfolio
    Pioneer Small and Mid Cap Growth Fund                             Pioneer Oak Ridge Large Cap Growth VCT Portfolio
    Pioneer Tax Free Money Market Fund                                Pioneer Real Estate Shares VCT Portfolio
Pioneer Series Trust III:                                             Pioneer Small Cap Value VCT Portfolio
   Pioneer Cullen Value Fund                                          Pioneer Strategic Income VCT Portfolio






+   Mr. Friedman is not a Trustee of this Trust.
++  Mr. Kingsbury is not a Trustee of this Trust.
*   Mr. West is not a Trustee of this Trust.